                                               This page is being

     AFFILIATED BROKER/DEALER                             filed for series  3.

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. FIANZ GMBH

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. OHG

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS & CO. WERTPAPIER GMBH

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): IRREWARRA INVESTMENTS PTY LTD

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): JBWERE REGISTERED TRADERS PTY LTD

   B) File Number: 8-00000

     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  8

                                                          This page is being

     AFFILIATED BROKER/DEALER                             filed for series  3.

14.A) Broker/Dealer Name (if any): MERCER ALLIED COMPANY, L.P.

   B) File Number: 8-47739

14.A) Broker/Dealer Name (if any): OPTEX SERVICES LLC

   B) File Number: 8-51945

14.A) Broker/Dealer Name (if any): RESTAMOVE IRELAND LIMITED

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): SLK INDEX SPECIALISTS, LLC

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): SLK – HULL DERIVATIVES LLC

   B) File Number: 8-51552

     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  8

                                                          This page is being

     AFFILIATED BROKER/DEALER                             filed for series  3.

14.A) Broker/Dealer Name (if any): SPEAR, LEEDS, & KELLOGG SPECIALISTS LLC

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): WAVE SECURITIES, LLC

   B) File Number: 8-50376

14.A) Broker/Dealer Name (if any): WESTERN ASSET MANAGEMENT COMPANY

   B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS (ASIA) LLC

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS (ASIA) SECURITIES LTD

   B) File Number: 8-00000

     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  8

                                                          This page is being

     AFFILIATED BROKER/DEALER                             filed for series  3.

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS (AUSTRALIA) LLC

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): GOLDMAN SACHS JBWERE INVESTMENT MANAGEMENT

   B) File Number: 8-00000

14.A) Broker/Dealer Name (if any): WELLS FARGO INSTITUTIONAL SECURITIES, LLC

   B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any): ICMA-RC SERVICES LLC

   B) File Number: 8-xxxxxxxx

14.A) Broker/Dealer Name (if any):

   B) File Number: 8-

     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.

                              SCREEN NUMBER:  8